EXHIBIT 10.83

                           TERMINATION AND RELEASE
                                     OF
                        TRADEMARK SECURITY AGREEMENT

      TERMINATION AND RELEASE OF TRADEMARK SECURITY AGREEMENT, dated as of May 31, 2002, by and between American Capital Strategies, Ltd., a Delaware corporation, with offices at Two Bethesda Center-14th Floor, Bethesda, Maryland 20814, (the "Lender"), under the Trademark Agreement (as defined herein) and IGI, INC., a Delaware corporation, having its principal place of business at 105 Lincoln Avenue, Buena, New Jersey 08310 (the "Company").

      WHEREAS, pursuant to the terms of (i) the Note and Equity Purchase Agreement, dated October 29, 1999 between the Company, IGEN, Inc., ImmunoGenetics, Inc. and Blood Cells, Inc. (collectively, the "Borrowers") and the Lender, as amended and in effect from time to time, (the "Purchase Agreement"), and (ii) the Trademark Security Agreement (the "Trademark Agreement"), dated as of October 29, 1999, between the Company and the Lender, as amended and in effect from time to time, and recorded with the U.S. Patent and Trademark Office on April 26, 2000 at (Trademark Reel 002059 and Frame 0506), the Company granted to the Lender a security interest in and lien on, and collaterally assigned to the Lender all of its trademarks, trademark registrations and associated goodwill, including, without limitation, the trademarks identified on Schedule A attached hereto (such trademarks referred to herein as the "Named Trademarks"); and

      WHEREAS, the Lender has agreed to terminate and release its security interest and all of its right, title and interest in each of the Named Trademarks as herein provided;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      1. Release and Assignment. The Lender hereby terminates and releases its security interest in and lien on all of the Company's Named Trademarks, and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Trademarks and the related trademark registrations and goodwill, effective as of the date set forth above.

      2. Acknowledgment and Acceptance. The Company hereby acknowledges and accepts the foregoing release and assignment by the Lender.

      3. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                       By:  /s/ Ira J. Wagner
                                            -------------------------------
                                            Name:  Ira J. Wagner
                                            Title: EVP & COO

Accepted:

IGI, INC.

By:
     --------------------------------
     Name:  Domenic Golato
     Title: Sr. Vice President & CFO


                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MARYLAND        )
                         )ss.
COUNTY OF PRINCE GEORGES )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31 day of May, 2002, personally appeared Ira Wagner to me known personally, and who, being by me duly sworn, deposes and says that he is THE COO of AMERICAN CAPITAL STRATEGIES, LTD., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/  Samantha Blizzard
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                       Samantha L. Blizzard
                                       My Commission Expires On
                                       December 1, 2002

                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MASSACHUSETTS   )
                         )ss.
COUNTY OF                )

      Before me, the undersigned, a Notary Public in and for the county
aforesaid, on this      day of May, 2002, personally appeared Domenic
Golato to me known personally, and who, being by me duly sworn, deposes and says that he is a Sr. Vice President and CFO of IGI, INC., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.


                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:
                                                               ------------

                                 SCHEDULE A
                                 ----------

                           TRADEMARKS OF IGI, INC.
                           -----------------------


**********************************************************************************************************************************

                                       Trademarks For Owner: IGI, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************


Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0067      IGI, INC.       USA            REGISTERED      27MY1982     366721       03SE1985    1357555      03SE2005   03SE2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: PROTECTA-PAD    (PET CARE TM)                   Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0068      IGI, INC.       USA            REGISTERED      27MY1982     73/366720    11JE1985    1339965      11JE2005   11JE2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: NIK STOP    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0069      IGI, INC.       USA            REGISTERED      27MY1982     366725       22JA1985    1315317      22JA2005   22JA2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: METOX    (PET CARE DISCONTINUED PRODUCT)        Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0070      IGI, INC.       USA            REGISTERED      27MY1982     73/366724    08JA1985    1312930      08JA2005   08JA2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: PREEN GLEEM    (PET CARE DISCONTINUED PRODUCT)  Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;


IMH-0115      IGI, INC.       USA            REGISTERED      02SE1970     72/369673    19OC2001    922226       19OC2011   19OC2011

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LIQUICHLOR    (PET CARE DISCONTINUED PRODUCT)   Goods: ANTIBIOTIC OINTMENT FOR VETERINARY USE FOR DOGS AND CATS